UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2021

Envirotech Vehicles, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38078	46-0774222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1215 Graphite Drive

Corona, California 92881

(Address of principal executive offices) (Zip Code)

(951) 407-9860

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	ADOM	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☒

Item 5.07.Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Envirotech Vehicles, Inc. (the “Company”) was held on August 3, 2021.

On the record date (the “Record Date”) for determining stockholders entitled to vote at the Annual Meeting, June 15, 2021, there were 293,600,463 shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), outstanding, each of which entitled the holder to one vote on each matter brought before the Annual Meeting. Holders of 225,511,192 shares of Common Stock (representing 76.8% of the shares of Common Stock outstanding on the Record Date) were present in person or represented by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, the stockholders of the Company voted on the four proposals described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 22, 2021. The final number of votes cast for or against, as well as the numbers of abstentions and broker non-votes with respect to each matter brought before the Annual Meeting are set forth below.

Proposal 1

The Company’s stockholders elected the following nominees to serve as Class III Directors on the Company’s Board of Directors (the “Board”), each to hold office for a three-year term that will expire at the Company’s 2024 Annual Meeting of Stockholders and at such time as her respective successor has been duly elected and qualified, or her earlier resignation, removal or death, as set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Terri White Elk	184,184,844	4,540,305	36,786,043

Proposal 2

The Company’s stockholders approved the proposal to ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, as set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
223,538,459	462,315	1,510,418	—

Proposal 3

                Approval of an amendment to our Amended and Restated Certificate of Incorporation to implement a reverse stock split, within a range from 1-for-4 to 1-for-20, with the exact ratio of the reverse split to be determined by the Board, as set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
193,367,985	32,096,977	46,230	—

Proposal 4

                Approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3, as set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
194,726,689	30,579,080	205,423	—

                No other items were presented for stockholder approval at the Annual Meeting.

Item 7.01.Regulation FD Disclosure.

On August 3, 2021, members of the Company’s management team delivered a presentation at the Annual Meeting. A copy of the presentation is being furnished as Exhibit 99.1.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Presentation at 2021 Annual Meeting of Stockholders of Envirotech Vehicles, Inc. on August 3, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIROTECH VEHICLES, Inc.

Dated: August 3, 2021	By:	/s/ Michael K. Menerey
Michael K. Menerey
Chief Financial Officer